                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 31, 1996 by and among Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), Quantum Industrial Partners LDC, a Cayman Islands limited duration company, S-C Phoenix Holdings, L.L.C., a Delaware limited liability company, Winston Partners II LDC, a Cayman Islands limited duration company and Winston Partners 11 LLC, a Delaware limited liability company (each, an "Investor" and collectively, the "Investors"). Certain capitalized terms used herein are defined in Section 9.

          WHEREAS, pursuant to a Securities Purchase Agreement, dated as of July 31, 1996 (the "Purchase Agreement"), among the Company and the Investors, the Company shall issue on the date hereof to the Investors (i) 285,714 shares (the "Purchased Shares") of the Company's common stock, par value $.01 per share (the "Common Stock") and (ii) warrants (the "Purchase Warrants") exercisable for that number of shares of Common Stock as specified therein and the Company has agreed to issue additional Common Stock to the Purchasers upon the occurrence of certain conditions specified therein (the "Additional Purchase Agreement Shares"). In addition, the Company has issued to the Investors warrants (the "Contingent Warrants") providing for the issuance of shares of Common Stock upon the occurrence of certain conditions specified therein;

          WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement; and

          WHEREAS, the execution and delivery of this Agreement is a condition to the Closing (as such term is defined in the Purchase Agreement) under the Purchase Agreement;

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

          1.   Demand Registrations.
               --------------------

          (a) Requests for Registration. The Majority Investor Holders may request at any time after the second anniversary of the Closing (as such term is defined in the Purchase Agreement), registration under the Securities Act of all or part of their Registrable Securities on Form S-1, Form S-2 or S-3 or any similar form of registration. Each request for a Demand Registration (as defined below) shall specify the number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the proposed underwriter; provided, that the aggregate number of Registrable Securities requested to be registered in any one

Demand Registration must equal at least 50% of all shares of Common Stock owned by the Investors in registered form at the time of such request. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders (if any) of Registrable Securities and, subject to paragraph l(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

          (b) Number of Demand Registrations. The Majority Investor Holders will be entitled to request two (2) Demand Registrations in which the Company will pay all Registration Expenses. A registration will not count as one of such two (2) Demand Registrations until it has become effective or the Investors withdraw their request (unless such withdrawal is pursuant to the provisions of Section 1(d) hereunder or due to a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company since the date of such Demand). The Company will pay all Registration Expenses in connection with any initiated registration whether or not it has become effective unless the Investors withdraw their request (unless such withdrawal is pursuant to the provisions of Section l(d) hereunder or due to a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company since the date of such Demand). If the Demand Registration is the last Demand Registration permitted under this Section 1(b), then such registration shall not count as the last Demand Registration (and the Majority Investor Holders will be entitled to one, and only one, additional request for a Demand Registration) unless the Investors requesting such registration are able (and so request) to include in such registration that amount of Registrable Securities which will result in at least 80% of all Registrable Securities (excluding shares issuable under the Contingent Warrants to the extent that such Contingent Warrants are not then capable of being exercised or have by their terms become null and void) having been registered pursuant to the Demand Registrations and Piggyback Registrations available pursuant to this Agreement.

          (c) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration, provided that up to 5% of the securities to be included in such registration may be nonRegistrable Securities without consent of such holders if the managing underwriters advise the Company and the holders of Registrable Securities being included that the inclusion of such nonRegistrable Securities would not have a material impact on the price or marketability of the offering. Notwithstanding the proviso contained in the previous sentence, if the Demand Registration is requested for less than 5% of the Registrable Securities owned by all of the Investors on the date hereof, than any other non-Registrable Securities may be included in such registration without the consent of such holders if the managing underwriters advise the Company and the holders of Registrable Securities being included that the inclusion of such non-Registrable Securities would not have a material impact on the price or marketability of the offering. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering (the "Offering Quantity"), the Company will include in such registration securities in the following priority:

          (i) first, before including any securities which are not Registrable Securities, the Company will include all of the Registrable Securities requested to be included by holders thereof, and if the number of Registrable Securities requested to be included exceeds the Offering Quantity, then the Company shall include only each such requesting holder's pro rata share of the Offering Quantity, based on the amount of Registrable Securities held by such holder; and

          (ii) second, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.

Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 5 hereof.

          (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company may postpone upon one occasion in any 365 day period for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if (i) the Company's board of directors determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets or shares of unrelated companies (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, (ii) if the effective date of the registration statement would otherwise be 45 calendar days or more after, but prior to 90 calendar days after, the end of the Company's fiscal year, and the Securities Act requires the Company to include audited financial statements (as of the end of such fiscal year) and (iii) the Company is preparing, or within 30 days begins to prepare, a registration statement which becomes effective within 90 days of the request (an "Intervening Statement"), provided, however, that in the case of any event described in clause (ii), such period ends as soon as possible and the Company takes all commercially reasonable actions to have such audited financial statements prepared as soon as possible, and provided, further, however, that in the case of an event described in clause (iii), the holders of the Registrable Securities requesting the Demand Registration will have a priority over all other holders (except the Company) in such Intervening Statement with respect to the inclusion of Registrable Securities. In the case of any event described above in clause (i), (ii) or (iii), the holders of a majority of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (e) Selection of Underwriters. The holders of a majority of the Registrable Securities initiating any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          (f) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Majority Investor Holders.

          2.   Piggyback Registrations.
               -----------------------

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included on a secondary basis in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such primary or secondary offering (the "Company Offering Quantity"), the Company will include in such registration securities in the following priority:

                   (i) first, the securities the Company proposes to sell; and

                  (ii) second, the Company will include all securities requested to be included by any holders thereof, and if the number of such holders' securities requested to be included exceeds the Company Offering Quantity, then the Company shall include only each such requesting holder's pro rata share of the Company Offering Quantity (remaining after sales by the Company), based on the amount of securities held by such holder.

          (d) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.
               -------------------

          (a) To the extent not inconsistent with applicable law, each Investor agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities that such Investor owns prior to the effective date of any underwritten registration, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration, unless the underwriters managing the registered public offering otherwise agree; provided that such restrictions shall not be more restrictive in duration or scope than restrictions imposed on (i) any Person which has been granted registration rights by the Company, (ii) any officer or director of the Company or (iii) any 5% holder of securities of the Company.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4.   Registration Procedures.  Whenever the Investors have requested
               -----------------------
that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days (or 45 days with respect to any Form S-2 or S-3 registration) after the end of the period within which requests for registration may be given to the Company with such 60 day period (or 45 day period with respect to any Form S-2 or S-3 registration) not being cumulative in addition to any postponement by the Company pursuant to paragraph l(d)) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (a "Changing Event") as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will as soon as possible prepare and furnish to such seller (a "Correction Event") a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

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

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) use its best efforts to obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities being sold constitute at least 10% of the securities covered by such registration statement); and

          (m) use its best efforts to provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.   Registration Expenses.
               ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, and the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the Investors covered by such registration for the reasonable fees and disbursements (up to a maximum amount of $25,000) of one counsel chosen by the holders of a majority of the Investor Registrable Securities initiating such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered (other than an opinion as to the authority of such holder to take any action in connection with such registration).

          6.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Investor, its officers and directors and each Person who controls such Investor (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such Investor or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or,
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Investor and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Investor expressly for use therein or by such Investor's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Investor with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act to the same extent as provided above with respect to the indemnification of the Investors.

          (b) In connection with any registration statement in which an Investor is participating, each such Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law each such Investor, severally, for itself only, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such Investor or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) which arise out of or are based upon (i) the purchase or sale of Registrable Securities during any period beginning upon a Changing Event (as defined in Section 4(e)) and ending on a Correction Event (as defined in Section 4(e)), provided such Holder received proper written notice of such Changing Event pursuant to Section 4(e), (ii) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Investor expressly for use therein, and such Investor will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each Investor and will be limited to the net amount of proceeds received by such Investor from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Such indemnifying party shall not, however, enter into any settlement with a party without obtaining an unconditional release of each indemnified party by such party with respect to any and all claims against each indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7.   Participation in Underwritten Registrations.
               -------------------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any overallotment or "green shoe" option requested by the managing underwriter(s), provided that no Investor will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8.   Current Public Information.  At all times after the Company has
               --------------------------
filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will use commercially reasonable best efforts to take such further action as any Investor may reasonably request, all to the extent required to enable such Investors to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.   Definitions.
               -----------

          "Majority Investor Holders" at any time means the holders of a majority of the Registrable Securities.

          "Person" means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

          "Registrable Securities" means (i) the Purchased Shares issued to the Investors pursuant to the Purchase Agreement, (ii) any shares of Common Stock issued or issuable upon exercise of the Purchase Warrants issued to the Investors pursuant to the Purchase Agreement, (iii) any shares of Common Stock issued or issuable upon exercise of the Contingent Warrants, (iv) the Additional Purchase Agreement Shares if issued to Investors pursuant to the terms of the Purchase Agreement, (v) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) through (iv) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (vi) any other shares of Common Stock held by the Investors.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" means the Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          Unless otherwise stated, each capitalized term contained herein which is defined in the Purchase Agreement has the meaning set forth in the Purchase Agreement.

          10.  Miscellaneous.
               -------------

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Investors in this Agreement.

          (b) Adjustments Affecting Registrable Securities. Except as otherwise provided herein, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Investors to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Majority Investor Holders.

          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Investors (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof).

          (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, confirmed telecopy or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to Investors at the addresses indicated for such Persons in the Purchase Agreement, or to any party (including any new party) at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (j) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.

                              PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED


                              By:______________________________
                                    Its: President,
                                         Chief Executive Officer


                              QUANTUM INDUSTRIAL PARTNERS LDC


                              By:______________________________
                                    Its:


                              S-C PHOENIX HOLDINGS, L.L.C.


                              By:______________________________
                                    Its:


                              WINSTON PARTNERS II LDC


                              By:______________________________
                                    Its:


                              WINSTON PARTNERS II LLC

                              By:   Chatterjee Advisors L.L.C.,
                                    its manager


                              By:______________________________
                                    Its: